LOGO FOR POSITION ONLY

# TEMPUR-PEDIC® International Inc.

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 88023U 10 1

[redacted]

Shares of Tempur-Pedic International Inc. Common Stock

# CERTIFICATE OF STOCK

(hereinafter [illegible]) [illegible] surrender of this certificate [illegible]

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER AND PRESIDENT

TEMPUR-PEDIC INTERNATIONAL INC. CORPORATE SEAL 2002 DELAWARE

CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.

By:

Transfer Agent
and Registrar

The Corporation has more then one class of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .................. Custodian ..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act ..................................
(State)

UNIF TRF MIN ACT — .................. Custodian (until age ..........)
(Cust)
.................. under Uniform Transfers
(Minor)
to Minors Act ..................................
(State)

Additional abbreviations may also be used though not in the above list.

*For value received,* ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

| |
|---|
| |

______________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______________________________________________

______________________________________________

______________________________________________ *Shares*

*of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint* ______________________________________ *Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated,* ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Signature(s) Guaranteed: